

HWH INTERNATIONAL

CORPORATE PRESENTATION

10/24

Our Purpose

Creating a purpose-driven business model and develop new pathways to help people in their pursuit of Health, Wealth and Happiness.

Our Philosophy

Health
is the foundation of everything we do. We recognize that good health is necessary for personal growth and happiness.

Wealth
is not just about financial success but also about personal growth and empowerment.

Happiness
is the ultimate goal of life. We believe that happiness comes from a balance of good health, financial stability, and meaningful relationships.

Disclaimer

This presentation is being provided for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any of HWH International Inc.'s (the "Company") securities. This presentation is not intended, nor should it be distributed, for advertising purposes, nor is it intended for broadcast or publication to the general public. Any such offer of the Company's securities will only be made in compliance with applicable state and federal securities laws pursuant to a prospectus or an offering memorandum and related offering documents which will be provided to qualified prospective investors upon request.

This presentation contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These include, without limitation, statements about its growth and market potential, ability to generate revenue, potential to dominate markets, and user growth. These statements may be identified by the use of the words "could", "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project' and similar expressions that are intended to identity forward-looking statements. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements.

Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in our filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Forward Looking Statement

This presentation contains forward-looking statements that are based on our management's beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts are forward-looking. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to, statements about:

- Our goals and strategies;
- Our future business development, financial condition and results of operations;
- Expected changes in our revenue, costs or expenditures;
- Growth of and competition trends in our industry;
- Our expectations regarding demands for, and market acceptance of, our products;
- Our expectations regarding our relationships with investors, institutional funding partners and other parties with whom we collaborate;
- Our expectations regarding the use of proceeds from this offering;
- Fluctuations in general economic and business conditions in the markets in which we operate; and
- Relevant government policies and regulations relating to our industry.

In some cases, you can identify forward-looking statements by terms such as “may”, “could”, “will”, “should”, “would”, “expect”, “plan”, “intend:, “anticipate”, “believe”, “estimate,” “predict,” “potential,” “project,” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the heading “Risk Factors” and elsewhere in the registration statement that we have filed with the U.S. Securities and Exchange Commission. If one or more of these risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance.

The forward-looking statements made in this presentation relate only to events or information as of the date on which the statements are made in this presentation. Although we will become a public company after this offering and have ongoing disclosure obligations under United States federal securities laws, we do not intend to update or otherwise revise the forward-looking statements in this presentation, whether as a result of new information, future events or otherwise.

4 Core Pillar Overview

Hapi Cafe: A physical location where HWH showcases products from the Hapi Marketplace. It also serves as a promotional space for **Hapi Travel**, featuring ambassadors who promote exclusive travel packages, and a venue for hosting **Hapi Wealth Builder** events and training sessions. The cafe is an embodiment of HWH's focus on **Health**, providing a community space to nurture wellness.
www.hapicafes.com

Hapi Wealth Builder: A knowledge sharing initiative that seeks to focus on providing comprehensive mentorship in equity investment and wealth-building strategies, this initiative ties into the **Wealth** aspect of HWH.
www.hapiwealthbuilder.com

ECOSYSTEM

Built around our vision of
Health, Wealth and Happiness.

Member Based Subscription Model

Hapi Travel: This arm of the ecosystem promotes exploration and fulfillment, aligning with the **Happiness** dimension of HWH. It offers specially curated travel packages designed to enrich experiences and well-being. www.hapicafes.com

Hapi Marketplace: The marketplace is a key link between **Health** and **Happiness**, offering a range of curated products designed to improve overall well-being. It serves as the core commercial platform for HWH, emphasizing healthy choices.
www.hapi-marketplace.com

View Website

Watch Video

HAPI CAFE STORES


HAPI cafe

SINGAPORE



SEOUL, SOUTH KOREA


HAPI cafe

SEOUL, SOUTH KOREA


HAPI cafe

TAIPEI, TAIWAN
HAPI Café owned by our affiliates


HAPI cafe

GUANGDONG , CHINA
HAPI Café owned by our affiliates

The core of **Hapi Cafe** mission is to promote health through offering a variety of nutritious meals, including specialized Keto diet meal plans. Beyond this, Hapi Café serves as a dynamic venue for HWH members to immerse themselves in HWH Philosophy.

OTHER F&B BUSINESSES

Killiney is one of Singapore's oldest franchises, founded in late 1919, serving traditional local cuisine.


KILLINEY

9 PENANG ROAD


KILLINEY

SUNTEC CITY MALL

Ketomei is a keto **subscription** meal prep platform.



Fitfresh is a healthy **subscription** meal prep platform.


PHOTO COMING SOON



Cook Chill Pack & Seal Deliver Heat Enjoy

HAPI marketplace

View Website

EXPLORE OUR CURATED SELECTION

Happy Marketplace is an e-commerce store that provide consumers with access to products direct from manufacturers and wholesalers.

Consumers can shop from our diverse range of products, handpicked for every aspect of their lifestyle.

The platform is currently open in Korea and in pre-launch phase in the United States.

>40
HAPI Categories

>7000
HAPI Products



Auto Accessories
Bathroom Supplies
Cosmetic
Home Accessories
Kids Fashion
Kitchen Supplies
Men Fashion
Men Trousers
Office Supplies
Skincare
Travel Accessories
Women Fashion
Baby Wear
Coffee Accessories
HAPI Health and Beauty
Innovative Gadget
Kids Footwear
Men Accessories
Men Footwear
Mobile Accessories
Senior Citizen
Tableware
Women Accessories
Women Footwear

View Website

STRATEGIC JOINT VENTURE

HWH International Inc has entered into a strategic Joint Venture to expand our travel division in Asia under HapiTravel Holding.

The Joint Venture will offer **Travel Booking Platform:**

Flight

Hotel

Cruise



MYTRAVEL VENTURES
Home Savings Health Events Community
Ready To Discover
My Travel Ventures Places?
Spring Breaks. Summer Sabbaticals. Winter Vacations. Weekend Getaways.
My Travel Ventures makes it easy to plan, book, and save BIG (we're talking up to 65% off!) on travel adventures near and far!
Community
MyTravelVentures Community
Beach or Mountain Vacation?
Liked by 12
Shared by 5
3 Comments
MyTravelVentures Community
Do you prefer a window seat or aisle seat on a plane?

Tour Packages:

- Customizable Tours
- Meetings, incentive travel, conferences and exhibitions (MICE)
- Educational Tours



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Hapi Wealth Builder offers educational programs to members on various investment or wealth building topics. Our objective is to provide mentoring and empowerment to individuals, equipping them with the necessary resources to attain financial independence.

HAPI wealth builder



Simple Yet Powerful Investment Techniques
What to Do in a Bear Market
Simple Yet Powerful Investment Techniques
Turnaround of bull market
Simple Yet Powerful Technical Indicators
Trending Channel
Simple Yet Powerful Technical Indicators
Simple Yet Powerful Bond Investing
What Is a Yield Curve?
What Is a U.S. Treasury Yield Curve?
What Is Yield Curve Risk?
Simple Yet Powerful Trading Techniques
Benefits of swing trading
Drawbacks of swing trading

>257

Videos and growing

Topics:

1. Trading Fundamentals
2. Technical Indicators
3. Economics
4. Risk Management
5. Trading Products
6. Trading Strategies
7. And many more….

View Website

View Sample Video

MARKET OPPORTUNITY

Global Café Market [3]


in US$ Billion
500
400
300
200
100
0
10%
5%
0%
CAGR
2023
2024
2025
2026
2027
2028
2029
2030
Market Size
CAGR

The global cafe market was valued at approximately **$299 billion in 2023** and is projected to reach around **$430 billion by 2030**, growing at a compound annual growth rate **(CAGR) of 5.4%** from 2024 to 2030.

Global Edtech Market [4]


in US$ Billion
250
200
150
100
50
0
30%
25%
20%
CAGR
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
Market Size
CAGR

Financial literacy courses are part of the expanding edtech market. The global edtech market was valued at **$19.8 billion in 2024** and is expected to grow to **$240 billion by 2034**, with a **CAGR of 28.3%** during the forecast period

Subscription E-Commerce Market [1]


in US$ Billions
2,500
2,000
1,500
1,000
500
0
100%
80%
60%
40%
20%
0%
CAGR
2023
2024
2025
2026
2027
2028
Market Size
CAGR

Global subscription services market has experienced significant growth and is expected to continue expanding in the coming years. In 2024, the subscription e-commerce market is projected to reach **$330.58 billion**, growing at a remarkable compound annual growth rate (CAGR) of **65.8%** from its 2023 value of **$199.41 billion**. This growth is fueled by factors like the increasing convenience of subscription services, personalized offerings, and customer loyalty that subscription models foster. **By 2028, the market is expected to soar to $2227.63 billion at a CAGR of 61.1%**

Online Travel Agency Market [2]


in US$ Billion
800
600
400
200
0
10%
5%
0%
CAGR
2024
2025
2026
2027
2028
2029
2030
2031
2032
Market Size
CAGR

Online Travel Agency (OTA) market, is expected to expand at a fast pace. In 2024, the OTA market is projected to reach $534 billion, with a CAGR of 6.42% through 2032.

1: Research and Markets, "Subscription E-commerce Global Market Report 2024"
2: Global Market Insights Inc.
3: Grand View Research
4: Cognitive Market Research

MEET THE TEAM



Chan Heng Fai

Executive Chairman, Director

Mr. Chan has over 45 years of experience in the financial and equity investment sectors.

Mr. Chan held key leadership roles, including management of American Pacific Bank (n.k.a Riverview Bank) which achieved a ranking of #21 for performance among all U.S. listed banks in 1997, Managing Chairman of Heng Fai Enterprise Limited (n.k.a Zensun Enterprises Limited) from 1995 to 2015, Managing Director of Singexpress Group Ltd (n.k.a SingHaiyi Group Ltd.) from 2003 to 2013, and Executive Chairman of China Gas Holdings Limited from 1997 to 2002. He has been a executive chairman of DSS, Inc. since 2019.

Mr. Chan serves on the boards of several companies, including Alset Inc, Alset International Limited, LiquidValue Development Inc., Hapi Metaverse Inc., Sharing Services Global Corporation, and Value Exchange International.



John 'JT' Thatch

Executive Director, CEO

Mr. Thatch is an accomplished, energetic, entrepreneur-minded executive who has the vision and knowledge to create growth and shareholder value any organization.

Mr. Thatch has successfully started, owned and operated several sized businesses in various industries, including service, retail, wholesale, on-line learning, finance, real estate management and technology companies.

Since March 2018, he has been the President, CEO, and Vice Chairman of Sharing Services Global Corporation, a publicly traded direct selling and marketing company. Previously, he was the CEO of Universal Education Strategies, Inc. from 2009 to 2016, and the CEO of Onscreen Technologies, Inc. (Orbital Energy Group) from 2000 to 2005.

INDEPENDENT DIRECTORS



Frankie Wong

Independent Director



William Wu

Independent Director



Wong Tat Keung

Independent Director

KEY MANAGEMENT OFFICERS



Danny Lim

COO



Ronald Wei

CFO

HWH INTERNATIONAL

NASDAQ: HWH

Website: www.hwhintl.com

Contact: Danny Lim at Danny@hwhintl.com

Thank you!